UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21077

PIMCO California Municipal Income Fund II

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: May 31, 2013

Date of reporting period: May 31, 2013

Item 1. REPORT TO SHAREHOLDERS

PIMCO Municipal Income Fund II

PIMCO California Municipal Income Fund II

PIMCO New York Municipal Income Fund II

Annual Report

May 31, 2013

Contents

2-3	Letter to Shareholders
4	Fund Insights
5-6	Fund Performance and Statistics
7-28	Schedules of Investments
29	Statements of Assets and Liabilities
30	Statements of Operations
32-33	Statements of Changes in Net Assets
34-47	Notes to Financial Statements
48-50	Financial Highlights
51	Report of Independent Registered Public Accounting Firm
52	Tax Information
53	Annual Shareholder Meeting Results
54-55	Privacy Policy/Proxy Voting Policies & Procedures
56-57	Dividend Reinvestment Plan
58-59	Board of Trustees
60	Fund Officers

Letter from the Chairman

and President & CEO

Hans W. Kertess

Chairman of the Board of Trustees

Brian S. Shlissel

President & Chief Executive Officer

Dear Shareholder:

Despite periodic setbacks, the municipal bond market generated positive results during the fiscal 12-month reporting period ended May 31, 2013. In particular, longer-term, lower credit municipals were particularly favorable during the period as investors were drawn to higher yielding securities.

For the fiscal 12-month period ended May 31, 2013:

■	PIMCO Municipal Income Fund II advanced 8.86% on net asset value (“NAV”) and 3.41% on market price.

■	PIMCO California Municipal Income Fund II rose 12.22% on NAV and 11.41% on market price.

■	PIMCO New York Municipal Income Fund II increased 6.60% on NAV and 4.14% on market price.

Twelve Months in Review

The US economy continued to grow during the fiscal 12-month reporting period, but the pace of the expansion was far from robust. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 1.3% during the second quarter of 2012. GDP growth accelerated to a 3.1% annual pace during the third quarter of 2012, before declining to a 0.4% annual pace during the fourth quarter of 2012. GDP growth rebounded to an 1.8% annual rate during the first quarter of 2013.

The Federal Reserve (the “Fed”) initiated a number of actions to support the economy and reduce unemployment. In September 2012, the Fed introduced a third round of “quantitative easing” which entailed purchasing $40 billion of mortgage securities each month. Toward the end of 2012, the Fed revealed that it would continue the purchase of $40 billion mortgage securities each month, in addition to purchasing $45 billion per month of longer-term Treasuries on an open-ended basis. At its meeting in December 2012, the Fed indicated that it expected to maintain the Fed Funds rate in the 0.0% to 0.25% range “…as long as the unemployment rate remains above 6.5%,” provided that inflation remains well contained. The Fed maintained this stance at its meetings in January, March and May 2013.

US Treasury bond yields moved higher during the 12-months ended May 31, 2013. At the beginning of the fiscal period, the benchmark ten-year Treasury bond was yielding 1.59%, ending the period at 2.16%. In July 2012, the yield on the benchmark ten-year Treasury bond fell to a record low 1.43%. This downward trend reflected a variety of factors, such as Europe’s ongoing sovereign debt crisis, uncertainties regarding fiscal policy and decelerating global economic growth. The benchmark ten-year Treasury bond moved sharply higher in May 2013, due to generally positive economic data and concerns that the Fed may begin to taper its quantitative easing program later in the year.

Overall, the municipal bond market was aided by solid demand and attractive yields. As the economy continued to expand, tax revenues increased, which supported many municipalities and helped to improve their fiscal situations. In addition, many municipalities initiated actions to reduce expenditures and address pension funding issues. That being said, the municipal bond market, along with the overall taxable fixed income market, weakened toward the end of the reporting period as Treasury yields increased sharply.

2	May 31, 2013 |	Annual Report

Outlook

While unemployment remains well above the Fed’s 6.5% target, there has been an increase in market volatility and rising Treasury yields. This was partially triggered by expectations that the Fed may begin tapering the amount of quantitative easing. Our belief is that the Fed will want more evidence that the economy is on solid footing prior to adjusting monetary policy. We expect tapering could be more of an issue in 2014. That being said, we may continue to experience

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periods of heightened volatility given incoming economic data and the market’s attempts to anticipate future Fed actions.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer

Annual Report |	May 31, 2013	3

Fund Insights

PIMCO Municipal Income Fund II

PIMCO California Municipal Income Fund II

PIMCO New York Municipal Income Fund II

PIMCO Municipal Income Fund II advanced 8.86% on net asset value (“NAV”) and 3.41% on market price.

PIMCO California Municipal Income Fund II rose 12.22% on NAV and 11.41% on market price.

PIMCO New York Municipal Income Fund II increased 6.60% on NAV and 4.14% on market price.

The municipal bond market generated positive results during the fiscal 12-month reporting period ended May 31, 2013. The overall municipal market, as measured by the Barclays Municipal Bond Index (the “Index”), posted positive returns during five of the first six months of the period. During this time, many states benefited from positive year-over-year tax receipts and new issuance was not sufficient to meet robust investor demand. The Index declined in December 2012, as investor sentiment weakened due to uncertainties related to the “fiscal cliff” and future tax-favored status of municipal bonds. The Index again rallied in January and February 2013, as municipal bonds maintained their tax-exempt status and solid demand resumed. However, there was another sell-off in March, as new supply increased sharply, demand waned and Treasury yields moved higher. After another rally in April, the market declined in May amid sharply rising Treasury yields. All told, during the 12-month period, the Index returned 3.05%. In comparison, the overall taxable fixed income market, as measured by the Barclays US Aggregate Bond Index, gained 0.91% during the same period.

A shorter duration than the benchmark contributed positively to the performance of Municipal II as municipal yields moved higher across the yield curve during the 12-month reporting period. Conversely, duration positioning detracted from the performance of New York Municipal Income II and California Municipal Income II.

Each of the Funds benefited from an overweighting to the Industrial Revenue and Tobacco sectors given their outperformance versus the Index. Municipal Income II and California Municipal II were rewarded for their overweighting to revenue-backed municipal bonds as they outperformed the Index. Municipal II and New York Municipal II held overweight positions in the Health Care sector, which was beneficial as the sector outperformed the Index.

An underweight exposure to the Transportation sector detracted from the returns of all three Funds as this sector outperformed in comparison to the Index. Municipal II’s and California Municipal II’s underweighting to the Education sector was detrimental given its outperformance versus the Index. New York Municipal II’s exposure to the Water and Sewer Utility sector detracted from results during the reporting period.

4	May 31, 2013 |	Annual Report

Fund Performance and Statistics

PIMCO Municipal Income Funds II

May 31, 2013 (unaudited)

Municipal Income II Total Return(1):	Market Price	NAV
1 Year	3.41%	8.86%
5 Year	4.47%	4.91%
10 Year	4.97%	5.08%
Commencement of Operations (6/28/02) to 5/31/13	5.02%	5.47%

Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 5/31/13

Market Price/NAV:
Market Price	$12.19
NAV	$12.17
Premium to NAV	0.16%
Market Price Yield(2)	6.40%
Leverage Ratio(3)	35.68%

Moody’s Rating

(as a % of total investments)

California Municipal Income II Total Return(1):	Market Price	NAV
1 Year	11.41%	12.22%
5 Year	2.48%	1.45%
10 Year	4.09%	2.99%
Commencement of Operations (6/28/02) to 5/31/13	4.13%	3.47%

Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 5/31/13

Market Price/NAV:
Market Price	$10.51
NAV	$8.93
Premium to NAV	17.69%
Market Price Yield(2)	6.43%
Leverage Ratio(3)	41.61%

Moody’s Rating

(as a % of total investments)

Annual Report |	May 31, 2013	5

Fund Performance and Statistics

PIMCO Municipal Income Funds II

May 31, 2013 (unaudited) (continued)

New York Municipal Income II Total Return(1):	Market Price	NAV
1 Year	4.14%	6.60%
5 Year	3.70%	3.82%
10 Year	4.80%	4.51%
Commencement of Operations (6/28/02) to 5/31/13	4.73%	4.72%

Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 5/31/13

Market Price/NAV:
Market Price	$12.01
NAV	$11.32
Premium to NAV	6.10%
Market Price Yield(2)	6.62%
Leverage Ratio(3)	41.35%

Moody’s Rating

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at May 31, 2013.

(3) Represents Floating Rate Note transactions and Preferred Shares outstanding (collectively “Leverage”), as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

6	May 31, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund II

May 31, 2013

Principal Amount (000s)		Value
Municipal Bonds & Notes – 98.5%
Alabama – 1.3%
$10,000	Birmingham-Baptist Medical Centers Special Care Facs. Financing Auth. Rev., Baptist Health Systems, Inc., 5.00%, 11/15/30, Ser. A	$10,400,700
1,235	Montgomery BMC Special Care Facs. Financing Auth. Rev., 5.00%, 11/15/29, Ser. B (NPFGC)	1,238,149
2,000	State Docks Department Rev., 6.00%, 10/1/40	2,374,500
		14,013,349
Arizona – 6.8%
	Health Facs. Auth. Rev., Banner Health,
3,500	5.00%, 1/1/35, Ser. A	3,683,680
2,860	5.50%, 1/1/38, Ser. D	3,150,433
	Pima Cnty. Industrial Dev. Auth. Rev.,
29,700	5.00%, 9/1/39	30,942,648
1,500	Tucson Electric Power Co., 5.25%, 10/1/40, Ser. A	1,636,800
	Pinal Cnty. Electric Dist. No. 3 Rev.,
1,750	5.25%, 7/1/36	1,899,590
3,700	5.25%, 7/1/41	3,974,022
10,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 1/1/39, Ser. A (h)	11,198,800
17,900	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	19,642,207
		76,128,180
California – 15.4%
	Bay Area Toll Auth. Rev., San Francisco Bay Area,
6,000	5.00%, 10/1/29	6,838,380
1,430	5.00%, 4/1/34, Ser. F-1	1,590,031
1,565	Foothill-Eastern Transportation Corridor Agcy. Rev., 5.875%, 1/15/26 (IBC-NPFGC)	1,602,341
	Golden State Tobacco Securitization Corp. Rev.,
2,000	5.00%, 6/1/45, Ser. A	2,079,020
10,000	5.30%, 6/1/37, Ser. A-2	9,393,500
20,035	5.75%, 6/1/47, Ser. A-1	18,816,872
2,000	Hayward Unified School Dist., GO, 5.00%, 8/1/33	2,121,360
	Health Facs. Financing Auth. Rev.,
1,500	Scripps Health, 5.00%, 11/15/36, Ser. A	1,624,275
6,300	Sutter Health, 5.00%, 11/15/42, Ser. A (IBC-NPFGC)	6,633,270
2,000	Sutter Health, 5.00%, 8/15/52, Ser. A	2,122,940
3,000	Sutter Health, 6.00%, 8/15/42, Ser. B	3,567,660
1,500	Indian Wells Redev. Agcy., Tax Allocation, Whitewater Project, 4.75%, 9/1/34, Ser. A (AMBAC)	1,395,465
2,000	Los Angeles Community College Dist., GO, 5.00%, 8/1/32, Ser. A (FGIC-NPFGC)	2,224,540
4,000	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/39, Ser. A-1 (AMBAC)	4,304,440
5,000	Los Angeles Unified School Dist., GO, 5.00%, 7/1/30, Ser. E (AMBAC)	5,334,500
1,750	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	2,310,508
2,000	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (AGM)	2,201,720
2,985	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	3,510,748
3,000	Newport Beach Rev., Hoag Memorial Hospital Presbyterian, 5.875%, 12/1/30	3,614,700

Annual Report |	May 31, 2013	7

Schedule of Investments

PIMCO Municipal Income Fund II

May 31, 2013 (continued)

Principal Amount (000s)		Value
California (continued)
$500	Peralta Community College Dist., GO, 5.00%, 8/1/39, Ser. C	$542,630
2,000	San Diego Cnty. Water Auth., CP, 5.00%, 5/1/38, Ser. 2008-A (AGM)	2,202,240
3,300	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	3,589,806
2,000	Santa Clara Cnty. Financing Auth. Rev., El Camino Hospital, 5.75%, 2/1/41, Ser. A (AMBAC)	2,190,360
	State, GO,
2,925	5.00%, 11/1/32	3,208,988
1,590	5.00%, 6/1/37	1,713,050
5,200	5.125%, 8/1/36	5,742,308
2,500	5.25%, 3/1/38	2,759,425
5,945	5.25%, 11/1/40	6,655,368
5,750	5.50%, 3/1/40	6,674,140
9,500	6.00%, 4/1/38	11,302,150
	Statewide Communities Dev. Auth. Rev.,
2,970	California Baptist Univ., 5.75%, 11/1/17, Ser. B (a)(d)	3,216,569
785	California Baptist Univ., 6.50%, 11/1/21	922,665
1,000	Cottage Health, 5.00%, 11/1/40	1,080,140
4,890	Methodist Hospital Project, 6.625%, 8/1/29 (FHA)	5,940,617
17,415	Methodist Hospital Project, 6.75%, 2/1/38 (FHA)	20,768,258
5,690	Sutter Health, 6.00%, 8/15/42, Ser. A	6,766,662
4,725	Torrance Rev., Torrance Memorial Medical Center, 5.00%, 9/1/40, Ser. A	5,062,082
		171,623,728
Colorado – 1.8%
5,800	Aurora Rev., Children’s Hospital Assoc., 5.00%, 12/1/40	6,216,324
1,000	Denver Health & Hospital Auth. Rev., 5.625%, 12/1/40	1,105,620
	Health Facs. Auth. Rev., Ser. A,
1,000	American Baptist Homes, 5.90%, 8/1/37	1,009,790
2,500	Catholic Health Initiatives, 5.00%, 2/1/41	2,678,675
500	Evangelical Lutheran, 6.125%, 6/1/38 (Pre-refunded @ $100 6/1/14) (c)	528,945
6,045	Sisters of Charity of Leavenworth Health System, 5.00%, 1/1/40	6,506,899
1,430	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	1,916,457
		19,962,710
Connecticut – 0.3%
1,250	Harbor Point Infrastructure Improvement Dist., Tax Allocation, 7.875%, 4/1/39, Ser. A	1,422,925
2,000	State Health & Educational Fac. Auth. Rev., Hartford Healthcare, 5.00%, 7/1/41, Ser. A	2,128,240
		3,551,165
District of Columbia – 0.9%
8,070	Dist. of Columbia Rev., 5.00%, 12/1/23, Ser. A	9,871,708
Florida – 4.8%
1,000	Brevard Cnty. Health Facs. Auth. Rev., Health First, Inc. Project, 7.00%, 4/1/39	1,213,960
	Broward Cnty. Airport System Rev.,
12,100	5.00%, 10/1/42, Ser. Q-1	13,082,157
600	5.375%, 10/1/29, Ser. O	680,376

8	May 31, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund II

May 31, 2013 (continued)

Principal Amount (000s)		Value
Florida (continued)
$8,500	Broward Cnty. Water & Sewer Utility Rev., 5.25%, 10/1/34, Ser. A (h)	$9,666,880
1,000	Clearwater Water & Sewer Rev., 5.25%, 12/1/39, Ser. A	1,105,680
340	Dev. Finance Corp. Rev., Renaissance Charter School, 6.50%, 6/15/21, Ser. A	393,570
3,000	Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System, 5.625%, 11/15/37, Ser. B	3,394,440
6,795	Jacksonville Health Facs. Auth. Rev., Ascension Health, 5.25%, 11/15/32, Ser. A	6,875,453
3,000	Leesburg Hospital Rev., Leesburg Regional Medical Center Project, 5.50%, 7/1/32	3,002,430
500	Sarasota Cnty. Health Facs. Auth. Rev., 5.75%, 7/1/37	495,470
7,900	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (h)	8,930,476
5,000	Sumter Landing Community Dev. Dist. Rev., 4.75%, 10/1/35, Ser. A (NPFGC)	5,073,250
		53,914,142
Georgia – 0.4%
1,500	Atlanta Airport Rev., 5.00%, 1/1/40, Ser. A	1,646,730
2,775	Medical Center Hospital Auth. Rev., Spring Harbor Green Island Project, 5.25%, 7/1/37	2,759,876
		4,406,606
Illinois – 6.4%
	Chicago,
2,500	GO, 5.00%, 1/1/34, Ser. C	2,631,350
2,758	Special Assessment, Lake Shore East, 6.625%, 12/1/22	2,824,661
5,856	Special Assessment, Lake Shore East, 6.75%, 12/1/32	5,995,314
1,250	Chicago Motor Fuel Tax Rev., 5.00%, 1/1/38, Ser. A (AGC)	1,295,900
	Finance Auth. Rev.,
2,500	Christian Homes, Inc., 5.75%, 5/15/31, Ser. A	2,644,100
250	Leafs Hockey Club Project, 6.00%, 3/1/37, Ser. A (b)(e)	85,000
700	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	837,592
2,000	Provena Health, 6.00%, 5/1/28, Ser. A	2,305,620
5,000	Univ. of Chicago, 5.50%, 7/1/37, Ser. B (h)	5,821,650
37,000	Sports Facs. Auth. Rev., 5.50%, 6/15/30 (AMBAC)	39,358,380
	Village of Hillside, Tax Allocation, Mannheim Redev. Project,
3,880	6.55%, 1/1/20	4,026,199
2,900	7.00%, 1/1/28	2,889,328
		70,715,094
Indiana – 0.5%
1,500	Finance Auth. Rev., Duke Energy Indiana, Inc., 6.00%, 8/1/39, Ser. B	1,683,900
	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc.,
990	5.80%, 9/1/47 (a)(d)	1,030,946
1,900	7.50%, 9/1/22	2,450,772
		5,165,618
Iowa – 2.4%
	Finance Auth. Rev.,
250	Deerfield Retirement Community, Inc., 5.50%, 11/15/27, Ser. A	161,845
1,075	Deerfield Retirement Community, Inc., 5.50%, 11/15/37, Ser. A	695,063
4,500	Edgewater LLC Project, 6.75%, 11/15/42	4,758,840
5,000	Fertilizer Company Project, 5.25%, 12/1/25	5,162,900

Annual Report |	May 31, 2013	9

Schedule of Investments

PIMCO Municipal Income Fund II

May 31, 2013 (continued)

Principal Amount (000s)		Value
Iowa (continued)
$5,000	Fertilizer Company Project, 5.50%, 12/1/22	$5,228,400
10,350	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	10,311,912
		26,318,960
Kansas – 0.1%
500	Dev. Finance Auth. Rev., Adventist Health, 5.75%, 11/15/38	567,475
850	Manhattan Rev., Meadowlark Hills Retirement, 5.00%, 5/15/36, Ser. A	852,389
		1,419,864
Kentucky – 0.1%
1,000	Economic Dev. Finance Auth. Rev., Owensboro Medical Healthcare Systems, 6.375%, 6/1/40, Ser. A	1,173,490
Louisiana – 1.5%
	Local Gov’t Environmental Facs. & Community Dev. Auth Rev.,
450	Westlake Chemical Corp., 6.50%, 11/1/35, Ser. A-2	536,409
750	Woman’s Hospital Foundation, 5.875%, 10/1/40, Ser. A	877,868
1,000	Woman’s Hospital Foundation, 6.00%, 10/1/44, Ser. A	1,173,590
	Public Facs. Auth. Rev., Ochsner Clinic Foundation Project,
3,300	5.50%, 5/15/47, Ser. B	3,504,864
2,000	6.50%, 5/15/37	2,426,860
7,750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	7,785,882
		16,305,473
Maryland – 0.9%
	Health & Higher Educational Facs. Auth. Rev.,
1,000	Adventist Healthcare, 5.75%, 1/1/25, Ser. A	1,011,790
1,400	Charlestown Community, 6.25%, 1/1/41	1,597,120
1,010	King Farm Presbyterian Community, 5.30%, 1/1/37, Ser. A	978,266
2,380	Medstar Health, 5.00%, 8/15/41	2,549,908
4,050	Washington Cnty. Hospital, 6.00%, 1/1/43	4,376,471
		10,513,555
Massachusetts – 0.9%
	Dev. Finance Agcy. Rev.,
4,610	Adventcare Project, 6.75%, 10/15/37, Ser. A	4,894,437
580	Adventcare Project, 7.625%, 10/15/37	657,099
1,000	Foxborough Regional Charter School, 7.00%, 7/1/42, Ser. A	1,142,870
2,900	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	3,345,556
		10,039,962
Michigan – 2.3%
1,000	Detroit, GO, 5.25%, 11/1/35	1,068,160
5,000	Detroit Water and Sewerage Dept. Rev., 5.25%, 7/1/39, Ser. A	5,326,450
5,000	Detroit Water Supply System Rev., 5.25%, 7/1/41, Ser. A	5,247,850
800	Public Educational Facs. Auth. Rev., Bradford Academy, 6.50%, 9/1/37 (a)(d)	438,304
3,000	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital, 8.25%, 9/1/39	3,786,330
10,510	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	9,746,974
		25,614,068

10	May 31, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund II

May 31, 2013 (continued)

Principal Amount (000s)		Value
Minnesota – 0.6%
$1,500	Minneapolis Rev., Providence Project, 5.75%, 10/1/37, Ser. A	$1,513,455
	North Oaks Rev., Presbyterian Homes North Oaks,
2,640	6.00%, 10/1/33	2,794,836
1,530	6.125%, 10/1/39	1,623,468
500	Oronoco Rev., Wedum Shorewood Campus Project, 5.40%, 6/1/41	501,635
400	St. Louis Park Rev., Nicollett Health Services, 5.75%, 7/1/39	441,700
		6,875,094
Mississippi – 0.0%
70	Dev. Bank Special Obligation Rev., Capital Projects and Equipment Acquisition, 5.00%, 7/1/24, Ser. A-2 (AMBAC)	70,234
Missouri – 0.1%
645	Lee’s Summit, Tax Allocation, Summit Fair Project, 5.625%, 10/1/23	686,170
Nevada – 0.9%
10,000	Clark Cnty., GO, 4.75%, 11/1/35 (FGIC-NPFGC) (h)	10,511,700
New Hampshire – 0.2%
2,000	Business Finance Auth. Rev., Elliot Hospital, 6.125%, 10/1/39, Ser. A	2,244,700
New Jersey – 6.0%
950	Burlington Cnty. Bridge Commission Rev., The Evergreens Project, 5.625%, 1/1/38	978,263
	Economic Dev. Auth., Special Assessment, Kapkowski Road Landfill Project,
4,000	5.75%, 10/1/21	4,378,480
11,405	5.75%, 4/1/31	12,824,010
	Economic Dev. Auth. Rev.,
525	Arbor Glen, 6.00%, 5/15/28, Ser. A	524,942
2,000	MSU Student Housing Project, 5.875%, 6/1/42	2,255,240
	Health Care Facs. Financing Auth. Rev.,
1,500	AHS Hospital Corp., 6.00%, 7/1/37	1,799,025
1,500	St. Peters Univ. Hospital, 5.75%, 7/1/37	1,625,100
2,000	State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	2,196,980
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
3,300	4.75%, 6/1/34	2,915,352
23,705	5.00%, 6/1/41	20,975,843
15,000	Transportation Trust Fund Auth. Rev., 5.00%, 6/15/42, Ser. B	16,170,600
		66,643,835
New Mexico – 0.2%
2,000	Farmington Pollution Control Rev., 5.90%, 6/1/40, Ser. D	2,236,140
New York – 14.1%
34,500	Hudson Yards Infrastructure Corp. Rev., 5.25%, 2/15/47, Ser. A	38,074,890
	Liberty Dev. Corp. Rev.,
1,000	Bank of America Tower at One Bryant Park Project, 5.125%, 1/15/44	1,086,520
2,500	Bank of America Tower at One Bryant Park Project, 5.625%, 7/15/47	2,815,725
1,250	Bank of America Tower at One Bryant Park Project, 6.375%, 7/15/49	1,462,825
10,000	Goldman Sachs Headquarters, 5.25%, 10/1/35 (h)	11,590,400
1,505	Goldman Sachs Headquarters, 5.25%, 10/1/35	1,744,355
3,880	Metropolitan Transportation Auth. Rev., 5.00%, 11/15/36, Ser. D	4,257,641

Annual Report |	May 31, 2013	11

Schedule of Investments

PIMCO Municipal Income Fund II

May 31, 2013 (continued)

Principal Amount (000s)		Value
New York (continued)
$1,100	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	$623,854
	New York City Water & Sewer System Rev.,
2,830	5.00%, 6/15/37, Ser. D (h)	3,031,807
4,000	Second Generation Resolutions, 4.75%, 6/15/35, Ser. DD (h)	4,326,840
2,000	Second Generation Resolutions, 5.00%, 6/15/39, Ser. GG-1	2,205,140
	New York Liberty Dev. Corp. Rev.,
10,000	1 World Trade Center Project, 5.00%, 12/15/41	11,020,100
54,000	4 World Trade Center Project, 5.75%, 11/15/51	62,218,260
1,750	State Dormitory Auth. Rev., The New School, 5.50%, 7/1/40	1,968,715
10,005	State Thruway Auth. Rev., 5.00%, 1/1/42, Ser. I	10,891,343
		157,318,415
North Carolina – 0.1%
	Medical Care Commission Rev.,
550	Salemtowne, 5.10%, 10/1/30	561,743
1,000	Village at Brookwood, 5.25%, 1/1/32	1,025,790
		1,587,533
North Dakota – 0.4%
3,710	Stark Cnty. Healthcare Rev., Benedictine Living Communities, 6.75%, 1/1/33	4,018,709
Ohio – 3.6%
24,140	Buckeye Tobacco Settlement Financing Auth. Rev., 6.50%, 6/1/47, Ser. A-2	23,464,321
4,000	Hamilton Cnty. Healthcare Rev., Christ Hospital Project, 5.00%, 6/1/42	4,231,360
3,900	Hamilton Cnty. Sales Tax Rev., 5.00%, 12/1/30, Ser. A	4,290,312
1,000	Higher Educational Fac. Commission Rev., Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. 2009-A (Pre-refunded @ $100, 1/15/15) (c)	1,103,070
2,000	JobsOhio Beverage System Rev., 5.00%, 1/1/38, Ser. A	2,194,400
1,000	Montgomery Cnty. Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A (Pre-refunded @ $100, 11/15/14) (c)	1,086,300
3,000	State Rev., Cleveland Clinic Health System, 5.50%, 1/1/39, Ser. B	3,347,910
		39,717,673
Oregon – 0.2%
1,000	Clackamas Cnty. Hospital Fac. Auth. Rev., Legacy Health System, 5.50%, 7/15/35, Ser. A	1,089,050
1,155	State Department of Administrative Services, CP, 5.25%, 5/1/39, Ser. A	1,254,261
		2,343,311
Pennsylvania – 4.7%
10,000	Berks Cnty. Municipal Auth. Rev., Reading Hospital Medical Center, 5.00%, 11/1/44, Ser. A	10,719,400
	Cumberland Cnty. Municipal Auth. Rev., Messiah Village Project, Ser. A,
750	5.625%, 7/1/28	790,988
670	6.00%, 7/1/35	710,113
3,250	Harrisburg Auth. Rev., Harrisburg Univ. of Science, 6.00%, 9/1/36, Ser. B (e)	2,375,197
	Higher Educational Facs. Auth. Rev.,
850	Edinboro Univ. Foundation, 6.00%, 7/1/43	951,566

12	May 31, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund II

May 31, 2013 (continued)

Principal Amount (000s)		Value
Pennsylvania (continued)
$400	Thomas Jefferson Univ., 5.00%, 3/1/40	$430,988
500	Luzerne Cnty. Industrial Dev. Auth. Rev., Pennsylvania American Water Co., 5.50%, 12/1/39	543,380
8,500	Montgomery Cnty. Industrial Dev. Auth. Rev., New Regional Medical Center, 5.375%, 8/1/38 (FHA)	9,575,165
17,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (AGM)	18,403,350
6,000	Philadelphia Hospitals & Higher Education Facs. Auth. Rev., Temple Univ. Health System, 5.625%, 7/1/42, Ser. A	6,401,280
500	Philadelphia Water & Wastewater Rev., 5.25%, 1/1/36, Ser. A	548,445
1,000	Westmoreland Cnty. Industrial Dev. Auth. Rev., Excela Health Project, 5.125%, 7/1/30	1,096,410
		52,546,282
Rhode Island – 5.2%
56,200	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. 2002-A	57,330,744
South Carolina – 0.1%
1,000	Greenwood Cnty. Rev., Self Regional Healthcare, 5.375%, 10/1/39	1,078,400
Tennessee – 1.2%
1,750	Claiborne Cnty. Industrial Dev. Board Rev., Lincoln Memorial Univ. Project, 6.625%, 10/1/39	1,971,988
1,000	Johnson City Health & Educational Facs. Board Rev., Mountain States Health Alliance, 6.00%, 7/1/38, Ser. A	1,162,880
500	Sullivan Cnty. Health Educational & Housing Facs. Board Rev., Wellmont Health Systems Project, 5.25%, 9/1/36, Ser. C	529,535
	Tennessee Energy Acquisition Corp. Rev., Ser. C,
3,000	5.00%, 2/1/23	3,415,980
6,000	5.00%, 2/1/27	6,727,200
		13,807,583
Texas – 12.1%
130	Aubrey Independent School Dist., GO, 5.50%, 2/15/33 (GTD-PSF)	134,167
6,500	Brazos Cnty. Health Facs. Dev. Corp. Rev., 5.375%, 1/1/32	6,531,785
2,500	Dallas Rev., Dallas Civic Center, 5.25%, 8/15/38 (AGC)	2,734,325
4,000	Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/33, Ser. G	4,377,400
	Harris Cnty. Cultural Education Facs. Finance Corp. Rev.,
2,000	Baylor College of Medicine, 5.00%, 11/15/37	2,152,720
3,750	Texas Children’s Hospital Project, 5.25%, 10/1/29	4,297,537
12,700	Texas Children’s Hospital Project, 5.50%, 10/1/39	14,228,064
700	HFDC of Central Texas, Inc. Rev., Village at Gleannloch Farms, 5.50%, 2/15/37, Ser. A	692,622
5,000	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/26	5,438,300
	North Harris Cnty. Regional Water Auth. Rev.,
10,300	5.25%, 12/15/33	11,394,890
10,300	5.50%, 12/15/38	11,447,317
	North Texas Tollway Auth. Rev.,
5,750	5.00%, 1/1/38	6,188,437
1,300	5.50%, 9/1/41, Ser. A	1,499,706
5,000	5.625%, 1/1/33, Ser. B	5,602,150

Annual Report |	May 31, 2013	13

Schedule of Investments

PIMCO Municipal Income Fund II

May 31, 2013 (continued)

Principal Amount (000s)		Value
Texas (continued)
$1,200	5.75%, 1/1/33, Ser. F	$1,339,980
1,920	Private Activity Bond Surface Transportation Corp. Rev., 7.00%, 6/30/40	2,328,192
250	San Juan Higher Education Finance Auth. Rev., 6.70%, 8/15/40, Ser. A	294,745
	State, Mobility Fund, GO (h),
10,025	4.75%, 4/1/35, Ser. A	10,552,616
17,500	4.75%, 4/1/36	18,863,775
1,000	State Public Finance Auth. Charter School Finance Corp. Rev., 5.875%, 12/1/36, Ser. A	1,080,610
3,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	3,502,740
15,300	Texas Municipal Gas Acquisition & Supply Corp. I Rev., 6.25%, 12/15/26, Ser. D	19,273,257
1,000	Wise Cnty. Rev., Parker Cnty. Junior College Dist., 8.00%, 8/15/34	1,194,370
		135,149,705
Virginia – 0.2%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.50%, 5/15/35, Ser. A	1,139,260
	James City Cnty. Economic Dev. Auth. Rev., United Methodist Home, Ser. A,
412	2.00%, 10/1/48	10,900
1,273	6.00%, 6/1/43	1,183,555
		2,333,715
Washington – 1.5%
	Health Care Facs. Auth. Rev.,
1,300	Multicare Health Systems, 6.00%, 8/15/39, Ser. B (AGC)	1,477,957
1,000	Seattle Cancer Care Alliance, 7.375%, 3/1/38	1,251,170
13,000	Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	14,203,020
		16,932,147
West Virginia – 0.2%
2,000	Hospital Finance Auth. Rev., Highland Hospital, 9.125%, 10/1/41	2,549,560
Wisconsin – 0.1%
1,000	Health & Educational Facs. Auth. Rev., Prohealth Care, Inc., 6.625%, 2/15/39	1,148,880
	Total Municipal Bonds & Notes (cost-$996,831,488)	1,097,868,202

Variable Rate Notes – 1.5%
California – 0.5%
5,000	Health Facs. Financing Auth. Rev., 8.04%, 11/15/36, Ser. 3193 (a)(d)(f)(g)	5,927,700
Florida – 0.2%
1,830	Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System, 5.00%, 11/15/31, Ser. C (g)	1,893,300
Texas – 0.6%
5,365	State, GO, 7.603%, 4/1/37, Ser. 3197 (a)(d)(f)(g)	6,364,338

14	May 31, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund II

May 31, 2013 (continued)

Principal Amount (000s)		Value
West Virginia – 0.2%
$2,000	Economic Dev. Auth. Rev., Appalachian Power, 5.375%, 12/1/38, Ser. A (g)	$2,232,600
	Total Variable Rate Notes (cost-$13,982,612)	16,417,938

Short-Term Investments – 0.0%
U.S. Treasury Obligations – 0.0%
100	U.S. Treasury Bills, 0.084%, 2/6/14 (i)	99,943
100	U.S. Treasury Notes, 1.25%, 4/15/14	100,961
	Total U.S. Treasury Obligations (cost-$200,916)	200,904
	Total Investments (cost-$1,011,015,016) – 100.0%	$1,114,487,044

Industry classification of portfolio holdings as a percentage of total investments at May 31, 2013 was as follows:

Revenue Bonds:
Health, Hospital & Nursing Home Revenue	25.3%
Tobacco Settlement Funded	14.6
Industrial Revenue	7.2
Miscellaneous Taxes	6.9
Natural Gas Revenue	5.3
Miscellaneous Revenue	4.6
Water Revenue	4.4
Port, Airport & Marina Revenue	3.0
Highway Revenue Tolls	2.9
Lease (Appropriation)	2.8
College & University Revenue	2.7
Electric Power & Light Revenue	2.3
Income Tax Revenue	0.9
Sewer Revenue	0.5
Sales Tax Revenue	0.4
Transit Revenue	0.4
Resource Recovery Revenue	0.2
Fuel Sales Tax Revenue	0.1
Local or Guaranteed Housing	0.1
Lease Revenue	0.1
Recreational Revenue	0.0

Total Revenue Bonds		84.7%
General Obligation		11.8
Special Assessment		2.3
Tax Allocation		0.9
Certificates of Participation		0.3
U.S. Treasury Notes		0.0
U.S. Treasury Bills		0.0

Total Investments		100.0%

Annual Report |	May 31, 2013	15

Schedule of Investments

PIMCO Municipal Income Fund II

May 31, 2013 (continued)

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $16,977,857, representing 1.5% of total investments.

(b)	Illiquid.

(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.

(f)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on May 31, 2013.

(g)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2013.

(h)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(i)	Rates reflect the effective yields at purchase date.

(j)	Floating Rate Notes for the year ended May 31, 2013: The weighted average daily balance of Floating Rate Notes outstanding during the year ended May 31, 2013 was $49,317,277 at a weighted average interest rate, including fees, of 0.79%.

(k)	Interest rate swap agreements outstanding at May 31, 2013:

OTC	swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Received	Unrealized Appreciation
Swap Counterparty			Payments Made	Payments Received
Bank of America	$89,000	9/5/18	3-Month USD-LIBOR	1.60%	$218,940	$(69,190)	$288,130
Citigroup	47,000	11/20/22	3-Month USD-LIBOR	2.65%	11,750	(34,420)	46,170

					$230,690	$(103,610)	$334,300

(l)	Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 5/31/13
Investments in Securities – Assets

Municipal Bonds & Notes	$—	$1,097,868,202	$—	$1,097,868,202
Variable Rate Notes	—	16,417,938	—	16,417,938
Short-Term Investments	—	200,904	—	200,904
	—	1,114,487,044	—	1,114,487,044
Other Financial Instruments* – Assets

Interest Rate Contracts	—	334,300	—	334,300
Totals	$—	$1,114,821,344	$—	$1,114,821,344

16	May 31, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund II

May 31, 2013 (continued)

At May 31, 2013, there were no transfers between Levels 1 and 2.

*	Other financial instruments are derivatives, such as swap agreements, which are valued at the unrealized appreciation (depreciation) of the instrument.

(m)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at May 31, 2013:

Location	Interest Rate Contracts
Asset derivatives:
Unrealized appreciation of OTC swaps	$334,300

The effect of derivatives on the Statement of Operations for the year ended May 31, 2013:

Location	Interest Rate Contracts
Net realized loss on:
Futures contracts	$(372,078)
Swaps	(334,300)

Total net realized loss	$(706,378)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$203,238
Swaps	334,300

Total net change in unrealized appreciation/depreciation	$537,538

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended May 31, 2013:

Futures Contracts Short(1)	Interest Rate Swap Agreements(2)
(20)	$27,200

(1)	Number of contracts
(2)	Notional Amount (in thousands)

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
CP	-	Certificates of Participation
FGIC	-	insured by Financial Guaranty Insurance Co.
FHA	-	insured by Federal Housing Administration
GO	-	General Obligation Bond
GTD	-	Guaranteed
IBC	-	Insurance Bond Certificate
LIBOR	-	London Inter-Bank Offered Rate
NPFGC	-	insured by National Public Finance Guarantee Corp.
OTC	-	Over-the-Counter
PSF	-	Public School Fund

See accompanying Notes to Financial Statements |	May 31, 2013 |	Annual Report	17

Schedule of Investments

PIMCO California Municipal Income Fund II

May 31, 2013

Principal Amount (000s)		Value
California Municipal Bonds & Notes – 86.5%
$2,000	Alhambra Rev., Atherton Baptist Homes, 7.625%, 1/1/40, Ser. A	$2,210,780
20,000	Bay Area Toll Auth. Rev., San Francisco Bay Area, 5.00%, 4/1/39 (g)	21,999,600
	Chabot-Las Positas Community College Dist., GO, Ser. C,
17,305	zero coupon, 8/1/36 (AMBAC)	5,453,498
5,000	zero coupon, 8/1/37 (AMBAC)	1,493,850
15,000	zero coupon, 8/1/43 (AMBAC)	3,298,950
1,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	1,180,540
300	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 5.25%, 4/1/31, Ser. A	324,465
9,145	Coronado Community Dev. Agcy., Tax Allocation, 4.875%, 9/1/35 (AMBAC)	9,413,040
25,000	Desert Community College Dist., GO, zero coupon, 8/1/46, Ser. C (AGM)	4,341,500
8,300	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP, 5.75%, 8/1/39, Ser. A (AGC)	8,692,590
1,500	Foothill-Eastern Transportation Corridor Agcy. Rev., 5.875%, 1/15/27 (IBC-NPFGC)	1,535,145
1,440	Fremont Community Facs. Dist. No. 1, Special Tax, Pacific Commons, 5.30%, 9/1/30	1,458,965
	Golden State Tobacco Securitization Corp. Rev.,
13,885	5.00%, 6/1/45 (AMBAC-TCRS)	14,433,596
3,500	5.00%, 6/1/45, Ser. A	3,638,285
6,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS)	6,237,060
8,500	5.125%, 6/1/47, Ser. A-1	7,448,635
30,415	5.75%, 6/1/47, Ser. A-1	28,565,768
	Health Facs. Financing Auth. Rev.,
250	Adventist Health System, 5.75%, 9/1/39, Ser. A	287,460
3,000	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	3,512,490
1,000	Children’s Hospital of Los Angeles, 5.00%, 11/15/34, Ser. A	1,070,680
500	Children’s Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	596,780
9,000	Scripps Health, 5.00%, 11/15/40, Ser. A	9,821,250
3,700	Stanford Hospital, 5.25%, 11/15/40, Ser. A-2	4,135,342
1,000	Sutter Health, 5.00%, 8/15/35, Ser. D	1,085,230
4,220	Sutter Health, 5.00%, 11/15/42, Ser. A (IBC-NPFGC)	4,443,238
6,000	Sutter Health, 5.00%, 8/15/52, Ser. A	6,368,820
12,195	Sutter Health, 5.25%, 11/15/46, Ser. A (g)	12,987,553
4,500	Imperial Irrigation Dist. Rev., 5.00%, 11/1/41, Ser. B	4,791,735
175	Infrastructure & Economic Dev. Bank Rev., 5.25%, 2/1/38	189,450
515	Irvine Unified School Dist., Special Tax, 6.70%, 9/1/35	573,195
1,000	Lancaster Redev. Agcy., Tax Allocation, 6.875%, 8/1/39	1,120,680
500	Long Beach Airport Rev., 5.00%, 6/1/40, Ser. A	531,160
7,500	Long Beach Bond Finance Auth. Rev., Long Beach Natural Gas, 5.50%, 11/15/37, Ser. A	8,815,125
10,000	Long Beach Unified School Dist., GO, 5.25%, 8/1/33, Ser. A (g)	11,578,200
2,000	Los Angeles Department of Airports Rev., 5.00%, 5/15/40, Ser. D	2,195,120
	Los Angeles Department of Water & Power Rev.,
15,000	4.75%, 7/1/30, Ser. A-2 (AGM) (g)	15,789,150
8,000	5.00%, 7/1/36, Ser. B	8,945,440
500	5.00%, 7/1/43, Ser. B	551,720

18	May 31, 2013 |	Annual Report

Schedule of Investments

PIMCO California Municipal Income Fund II

May 31, 2013 (continued)

Principal Amount (000s)		Value
$11,000	Los Angeles Unified School Dist., GO, 5.00%, 1/1/34, Ser. I	$12,427,690
3,200	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	4,224,928
10,000	Manteca Redev. Agcy., Tax Allocation, 5.00%, 10/1/36 (AMBAC)	9,850,400
4,000	Merced Cnty., Juvenile Justice Correctional Fac., CP, 5.00%, 6/1/32 (AMBAC)	4,004,840
5,000	Metropolitan Water Dist. of Southern California Rev., 5.00%, 7/1/37, Ser. A (g)	5,456,700
1,175	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	1,381,953
5,000	Oakland Unified School Dist., Alameda Cnty., GO, 6.125%, 8/1/29, Ser. A	5,477,250
4,750	Palomar Pomerado Health, CP, 6.75%, 11/1/39	5,321,947
10,000	Placentia-Yorba Linda Unified School Dist., CP, 5.00%, 10/1/32 (FGIC-NPFGC)	10,360,700
1,500	Pollution Control Financing Auth. Rev., American Water Capital Corp. Project, 5.25%, 8/1/40 (a)(d)	1,615,590
	Poway Unified School Dist., GO,
11,000	zero coupon, 8/1/40	2,954,490
16,000	zero coupon, 8/1/46	3,152,320
1,950	Riverside, CP, 5.00%, 9/1/33 (AMBAC) (Pre-refunded @ $100, 9/1/13) (c)	1,972,386
2,000	Roseville Redev. Agcy., Tax Allocation, 5.00%, 9/1/32, Ser. B (NPFGC)	2,008,480
1,375	Ross Valley School Dist., GO, 5.00%, 8/1/42, Ser. B	1,535,311
1,000	San Diego Public Facs. Financing Auth. Sewer Rev., 5.25%, 5/15/39, Ser. A	1,140,340
4,000	San Diego Public Facs. Financing Auth. Water Rev., 5.25%, 8/1/38, Ser. A	4,508,200
2,800	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	3,187,156
2,800	San Diego Unified School Dist., GO, 4.75%, 7/1/27, Ser. D-2 (AGM)	2,936,136
1,000	San Jose Hotel Tax Rev., Convention Center Expansion, 6.50%, 5/1/36	1,187,350
1,300	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	1,414,166
1,260	Santa Cruz Cnty., CP, 5.25%, 8/1/32	1,276,267
1,500	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	1,771,575
	State, GO,
2,500	5.00%, 9/1/31	2,732,350
10,000	6.00%, 4/1/38	11,897,000
	State Public Works Board Rev.,
3,000	5.75%, 10/1/30, Ser. G-1	3,464,280
2,000	California State Univ., 6.00%, 11/1/34, Ser. J	2,360,000
2,000	Judicial Council Projects, 5.00%, 12/1/29, Ser. D	2,192,500
2,500	Judicial Council Projects, 5.00%, 3/1/38, Ser. A (b)	2,689,425
7,915	Regents Univ., 5.00%, 3/1/33, Ser. A	8,715,681
	Statewide Communities Dev. Auth. Rev.,
1,165	Bentley School, zero coupon, 7/1/50 (b)	52,076
3,760	Bentley School, 7.00%, 7/1/40, Ser. A	4,304,598
1,520	Catholic Healthcare West, 5.50%, 7/1/31, Ser. D	1,681,196
1,520	Catholic Healthcare West, 5.50%, 7/1/31, Ser. E	1,681,196
250	Huntington Park Charter School Project, 5.15%, 7/1/30, Ser. A	237,725
1,250	Huntington Park Charter School Project, 5.25%, 7/1/42, Ser. A	1,155,537
500	International School of the Peninsula Project, 5.00%, 11/1/29	491,195
1,000	Lancer Student Housing Project, 7.50%, 6/1/42	1,138,530
9,700	Los Angeles Jewish Home, 5.50%, 11/15/33 (CA Mtg. Ins.)	9,847,537

Annual Report |	May 31, 2013	19

Schedule of Investments

PIMCO California Municipal Income Fund II

May 31, 2013 (continued)

Principal Amount (000s)		Value
$2,135	Methodist Hospital Project, 6.625%, 8/1/29 (FHA)	$2,593,705
7,860	Methodist Hospital Project, 6.75%, 2/1/38 (FHA)	9,373,443
3,700	St. Joseph Health System, 5.75%, 7/1/47, Ser. A (FGIC)	4,127,424
5,600	Sutter Health, 6.00%, 8/15/42, Ser. A	6,659,632
4,500	Univ. of California Irvine E. Campus, 5.375%, 5/15/38	4,920,660
1,800	Tobacco Securitization Agcy. Rev., Stanislaus Cnty., 5.875%, 6/1/43, Ser. A	1,802,196
3,100	Torrance Rev., Torrance Memorial Medical Center, 5.00%, 9/1/40, Ser. A	3,321,154
1,000	Tustin Unified School Dist., Special Tax, 6.00%, 9/1/40, Ser. 2006-1	1,048,880
15,000	Univ. of California Rev., 5.00%, 5/15/42, Ser. G	16,569,300
	Total California Municipal Bonds & Notes (cost-$363,905,040)	415,339,480

California Variable Rate Notes (a)(d)(e)(f) – 5.9%
6,035	Desert Community College Dist., GO, 7.99%, 8/1/32, Ser. 3016-1 (AGC)	7,386,237
7,500	JPMorgan Chase Putters/Drivers Trust Rev., 8.015%, 5/15/40, Ser. 3838	8,943,750
4,000	Los Angeles Community College Dist., GO, 11.746%, 8/1/33, Ser. 3096	5,385,920
5,000	San Diego Community College Dist., GO, 8.463%, 2/1/17	6,462,150
	Total California Variable Rate Notes (cost-$22,311,952)	28,178,057

Other Municipal Bonds & Notes – 5.2%
Arizona – 1.5%
6,400	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	7,022,912
New Jersey – 0.7%
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
1,300	4.75%, 6/1/34	1,148,472
2,700	5.00%, 6/1/41	2,389,149
		3,537,621
New York – 0.7%
1,250	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters, 5.25%, 10/1/35	1,448,800
1,900	TSASC, Inc. Rev., 5.00%, 6/1/34, Ser. 1	1,685,243
		3,134,043
Rhode Island – 2.3%
11,000	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. 2002-A	11,221,320
	Total Other Municipal Bonds & Notes (cost-$20,883,563)	24,915,896

Short-Term Investments – 2.4%
U.S. Treasury Obligations – 2.4%
4,300	U.S. Treasury Bills, 0.084%, 2/6/14 (h)	4,297,536
	U.S. Treasury Notes,
5,500	0.25%, 4/30/14	5,505,803
538	1.25%, 2/15/14	542,329
262	1.25%, 3/15/14	264,313
800	1.875%, 4/30/14	812,625
	Total U.S. Treasury Obligations (cost-$11,422,438)	11,422,606
	Total Investments (cost-$418,522,993) – 100.0%	$479,856,039

20	May 31, 2013 |	Annual Report

Schedule of Investments

PIMCO California Municipal Income Fund II

May 31, 2013 (continued)

Industry classification of portfolio holdings as a percentage of total investments at May 31, 2013 was as follows:

Revenue Bonds:
Health, Hospital & Nursing Home Revenue	17.9%
Tobacco Settlement Funded	16.4
College & University Revenue	5.8
Highway Revenue Tolls	4.9
Natural Gas Revenue	4.4
Water Revenue	4.4
Electric Power & Light Revenue	4.3
Lease (Abatement)	2.9
Port, Airport & Marina Revenue	2.4
Local or Guaranteed Housing	1.0
Private Schools	1.0
Miscellaneous Revenue	0.3
Lease Revenue	0.3
Hotel Occupancy Tax	0.3
Sewer Revenue	0.2
Recreational Revenue	0.0

Total Revenue Bonds		66.5%
General Obligation		18.7
Certificates of Participation		6.7
Tax Allocation		5.0
U.S. Treasury Notes		1.5
U.S. Treasury Bills		0.9
Special Tax		0.7

Total Investments		100.0%

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $29,793,647, representing 6.2% of total investments.

(b)	Illiquid.

(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on May 31, 2013.

(f)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2013.

(g)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(h)	Rates reflect the effective yields at purchase date.

(i)	Floating Rate Notes for the year ended May 31, 2013: The weighted average daily balance of Floating Rate Notes outstanding during the year ended May 31, 2013 was $41,133,596 at a weighted average interest rate, including fees, of 0.77%.

Annual Report |	May 31, 2013	21

Schedule of Investments

PIMCO California Municipal Income Fund II

May 31, 2013 (continued)

(j)	Interest rate swap agreements outstanding at May 31, 2013:

OTC	swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Received	Unrealized Appreciation
Swap Counterparty			Payments Made	Payments Received
Bank of America	$38,000	9/5/18	3-Month USD-LIBOR	1.60%	$93,451	$(11,485)	$104,936
Citigroup	15,000	11/20/22	3-Month USD-LIBOR	2.65%	3,740	(10,985)	14,725

					$97,191	$(22,470)	$119,661

(k)	Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 5/31/13
Investments in Securities – Assets

California Municipal Bonds & Notes	$—	$415,339,480	$—	$415,339,480
California Variable Rate Notes	—	28,178,057	—	28,178,057
Other Municipal Bonds & Notes	—	24,915,896	—	24,915,896
Short-Term Investments	—	11,422,606	—	11,422,606
	—	479,856,039	—	479,856,039
Other Financial Instruments* – Assets

Interest Rate Contracts	—	119,661	—	119,661
Totals	$—	$479,975,700	$—	$479,975,700

At May 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended May 31, 2013, was as follows:

	Beginning Balance 5/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/13
Investments in Securities – Assets
California Municipal Bonds & Notes	$941,850	$—	$(532,612)	$—	$(832,388)	$423,150	$—	$—	$—

*	Other financial instruments are derivatives, such as swap agreements, which are valued at the unrealized appreciation (depreciation) of the instrument.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

22	May 31, 2013 |	Annual Report

Schedule of Investments

PIMCO California Municipal Income Fund II

May 31, 2013 (continued)

(l)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at May 31, 2013:

Location	Interest Rate Contracts
Asset derivatives:
Unrealized appreciation of OTC swaps	$119,661

The effect of derivatives on the Statement of Operations for the year ended May 31, 2013:

Location	Interest Rate Contracts
Net realized loss on:
Swaps	$(119,700)

Net change in unrealized appreciation/depreciation of:
Swaps	$119,661

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended May 31, 2013:

Interest Rate Swap Agreements(1)	$10,600

(1)	Notional Amount (in thousands)

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins.	-	insured by California Mortgage Insurance
CP	-	Certificates of Participation
FGIC	-	insured by Financial Guaranty Insurance Co.
FHA	-	insured by Federal Housing Administration
GO	-	General Obligation Bond
IBC	-	Insurance Bond Certificate
LIBOR	-	London Inter-Bank Offered Rate
NPFGC	-	insured by National Public Finance Guarantee Corp.
OTC	-	Over-the-Counter
TCRS	-	Temporary Custodian Receipts

See accompanying Notes to Financial Statements |	May 31, 2013 |	Annual Report	23

Schedule of Investments

PIMCO New York Municipal Income Fund II

May 31, 2013

Principal Amount (000s)		Value
New York Municipal Bonds & Notes – 91.1%
$1,000	Chautauqua Cnty. Industrial Dev. Agcy. Rev., Dunkirk Power Project, 5.875%, 4/1/42	$1,123,460
150	Erie Cnty. Industrial Dev. Agcy. Rev., Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	153,119
	Hudson Yards Infrastructure Corp. Rev., Ser. A,
1,000	5.25%, 2/15/47	1,103,620
9,000	5.75%, 2/15/47	10,296,360
	Liberty Dev. Corp. Rev.,
1,400	Bank of America Tower at One Bryant Park Project, 5.625%, 7/15/47	1,576,806
1,300	Bank of America Tower at One Bryant Park Project, 6.375%, 7/15/49	1,521,338
4,120	Goldman Sachs Headquarters, 5.25%, 10/1/35 (g)	4,775,245
3,000	Goldman Sachs Headquarters, 5.25%, 10/1/35	3,477,120
3,500	Goldman Sachs Headquarters, 5.50%, 10/1/37	4,194,925
500	Long Island Power Auth. Rev., 5.00%, 9/1/34, Ser. A (AMBAC)	512,235
	Metropolitan Transportation Auth. Rev.,
2,000	5.00%, 11/15/30, Ser. D	2,251,460
2,000	5.00%, 11/15/34, Ser. B	2,214,240
3,000	5.00%, 11/15/43, Ser. B	3,233,880
5,000	5.50%, 11/15/39, Ser. A	5,712,500
7,000	Monroe Cnty. Industrial Dev. Corp. Rev., Unity Hospital Rochester Project, 5.50%, 8/15/40 (FHA)	7,871,500
2,400	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	1,361,136
1,500	New York City Health & Hospital Corp. Rev., 5.00%, 2/15/30, Ser. A	1,670,085
	New York City Industrial Dev. Agcy. Rev.,
1,415	Liberty Interactive Corp., 5.00%, 9/1/35	1,459,318
1,500	Pilot Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	1,699,995
1,500	United Jewish Appeal Federation Project, 5.00%, 7/1/27, Ser. A	1,565,805
750	Yankee Stadium, 5.00%, 3/1/31 (FGIC)	791,918
1,900	Yankee Stadium, 5.00%, 3/1/36 (NPFGC)	1,990,668
4,900	Yankee Stadium, 7.00%, 3/1/49 (AGC)	5,914,496
	New York City Transitional Finance Auth. Rev.,
10	5.00%, 11/1/27, Ser. B	10,033
4,850	5.00%, 5/1/39, Ser. F-1	5,394,509
5,000	5.25%, 1/15/39, Ser. S-3	5,695,900
2,000	New York City Trust for Cultural Res. Rev., Wildlife Conservation Society, 5.00%, 8/1/33, Ser. A	2,319,360
	New York City Water & Sewer System Rev.,
1,000	5.25%, 6/15/40, Ser. EE	1,127,330
500	Second Generation Resolutions, 5.00%, 6/15/39, Ser. GG-1	551,285
	New York Liberty Dev. Corp. Rev.,
3,000	1 World Trade Center Project, 5.00%, 12/15/41	3,306,030
10,000	4 World Trade Center Project, 5.75%, 11/15/51	11,521,900
1,000	Onondaga Cnty. Rev., Syracuse Univ. Project, 5.00%, 12/1/36	1,112,440
1,400	Port Auth. of New York & New Jersey Rev., JFK International Air Terminal, 6.00%, 12/1/36	1,654,086

24	May 31, 2013 |	Annual Report

Schedule of Investments

PIMCO New York Municipal Income Fund II

May 31, 2013 (continued)

Principal Amount (000s)		Value
	State Dormitory Auth. Rev.,
$3,000	5.00%, 3/15/38, Ser. A	$3,319,350
2,500	5.00%, 2/15/40, Ser. D	2,761,125
4,000	5.00%, 7/1/42, Ser. A	4,439,840
7,490	5.50%, 5/15/31, Ser. A (AMBAC)	9,370,364
2,600	Catholic Health of Long Island, 5.10%, 7/1/34	2,687,854
1,500	Fordham Univ., 5.50%, 7/1/36, Ser. A	1,698,075
2,750	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/35, Ser. 1	2,914,367
2,000	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/36, Ser. A-1	2,165,320
2,000	Mount Sinai Hospital, 5.00%, 7/1/31, Ser. A	2,218,240
2,100	New York Univ., 5.00%, 7/1/38, Ser. A	2,329,572
1,000	New York Univ. Hospital Center, 5.625%, 7/1/37, Ser. B	1,104,340
600	North Shore-Long Island Jewish Health System, 5.50%, 5/1/37, Ser. A	665,526
5,000	Rochester General Hospital, 5.00%, 12/1/35 (Radian) (Pre-refunded @ $100 12/1/15) (c)	5,565,050
3,000	Teachers College, 5.50%, 3/1/39	3,234,900
1,000	The New School, 5.50%, 7/1/40	1,124,980
3,000	Yeshiva Univ., 5.125%, 7/1/34 (AMBAC)	3,063,510
5,000	State Environmental Facs. Corp. Rev., 5.125%, 6/15/38, Ser. A	5,721,150
	State Thruway Auth. Rev.,
1,000	4.75%, 1/1/29, Ser. G (AGM)	1,051,990
3,800	5.00%, 1/1/42, Ser. I	4,136,642
6,000	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B-1 (g)	6,648,780
5,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (g)	5,750,700
3,435	Troy Capital Res. Corp. Rev., Rensselaer Polytechnic Institute Project, 5.125%, 9/1/40, Ser. A	3,711,449
	TSASC, Inc. Rev., Ser. 1,
5,000	5.00%, 6/1/26	4,943,550
5,000	5.00%, 6/1/34	4,434,850
1,815	Ulster Cnty. Industrial Dev. Agcy. Rev., 6.00%, 9/15/37, Ser. A (b)	1,271,408
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/35, Ser. A (AGM)	2,013,440
1,490	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	1,736,818
1,000	Yonkers Economic Dev. Corp. Rev., Charter School of Educational Excellence Project, 6.00%, 10/15/30, Ser. A	1,054,590
600	Yonkers Industrial Dev. Agcy. Rev., Sarah Lawrence College Project, 6.00%, 6/1/41, Ser. A	679,026
	Total New York Municipal Bonds & Notes (cost-$176,329,874)	190,980,908

Other Municipal Bonds & Notes – 4.7%
Florida – 0.5%
1,000	Clearwater Water & Sewer Rev., 5.25%, 12/1/39, Ser. A	1,105,680
Louisiana – 0.6%
1,000	East Baton Rouge Sewerage Commission Rev., 5.25%, 2/1/39, Ser. A	1,132,320

Annual Report |	May 31, 2013	25

Schedule of Investments

PIMCO New York Municipal Income Fund II

May 31, 2013 (continued)

Principal Amount (000s)		Value
Ohio – 3.1%
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
$1,435	5.875%, 6/1/47	$1,292,921
5,315	6.50%, 6/1/47	5,166,233
		6,459,154
U.S. Virgin Islands – 0.5%
1,000	Public Finance Auth. Rev., 6.00%, 10/1/39, Ser. A	1,118,380
	Total Other Municipal Bonds & Notes (cost-$9,170,199)	9,815,534

New York Variable Rate Notes – 3.0%
5,000	JPMorgan Chase Putters/Drivers Trust Rev., 7.961%, 7/1/33, Ser. 3382 (a)(d)(e)(f) (cost-$4,884,076)	6,309,850

Short-Term Investments – 1.2%
U.S. Treasury Obligations – 1.2%
	U.S. Treasury Notes,
200	0.125%, 12/31/13	200,047
1,800	0.25%, 4/30/14	1,801,899
262	1.25%, 3/15/14	264,313
300	1.875%, 4/30/14	304,734
	Total U.S. Treasury Obligations (cost-$2,570,857)	2,570,993
	Total Investments (cost-$192,955,006) – 100.0%	$209,677,285

Industry classification of portfolio holdings as a percentage of total investments at May 31, 2013 was as follows:

Revenue Bonds:
Health, Hospital & Nursing Home Revenue	15.9%
College & University Revenue	13.2
Industrial Revenue	10.3
Miscellaneous Revenue	9.6
Income Tax Revenue	8.7
Tobacco Settlement Funded	7.6
Transit Revenue	6.4
Miscellaneous Taxes	5.4
Highway Revenue Tolls	5.2
Lease (Abatement)	4.5
Recreational Revenue	4.1
Water Revenue	4.1
Port, Airport & Marina Revenue	2.4
Economic Development Revenue	0.7
Sewer Revenue	0.5
Electric Power & Light Revenue	0.2

Total Revenue Bonds		98.8%
U.S. Treasury Notes		1.2

Total Investments		100.0%

26	May 31, 2013 |	Annual Report

Schedule of Investments

PIMCO New York Municipal Income Fund II

May 31, 2013 (continued)

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Security with a value of $6,309,850, representing 3.0% of total investments.

(b)	Illiquid.

(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on May 31, 2013.

(f)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2013.

(g)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(h)	Floating Rate Notes for the year ended May 31, 2013: The weighted average daily balance of Floating Rate Notes outstanding during the year ended May 31, 2013 was $13,657,374 at a weighted average interest rate, including fees, of 0.81%.

(i)	Interest rate swap agreements outstanding at May 31, 2013:

OTC	swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Received	Unrealized Appreciation
Swap Counterparty			Payments Made	Payments Received
Bank of America	$24,000	9/5/18	3-Month USD-LIBOR	1.60%	$59,040	$(18,658)	$77,698
Citigroup	12,000	11/20/22	3-Month USD-LIBOR	2.65%	2,992	(8,788)	11,780

					$62,032	$(27,446)	$89,478

(j)	Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 5/31/13
Investments in Securities – Assets

New York Municipal Bonds & Notes	$—	$190,980,908	$—	$190,980,908
Other Municipal Bonds & Notes	—	9,815,534	—	9,815,534
New York Variable Rate Notes	—	6,309,850	—	6,309,850
Short-Term Investments	—	2,570,993	—	2,570,993
	—	209,677,285	—	209,677,285
Other Financial Instruments* – Assets

Interest Rate Contracts	—	89,478	—	89,478
Totals	$—	$209,766,763	$—	$209,766,763

At May 31, 2013, there were no transfers between Levels 1 and 2.

*	Other financial instruments are derivatives, such as swap agreements, which are valued at the unrealized appreciation (depreciation) of the instrument.

Annual Report |	May 31, 2013	27

Schedule of Investments

PIMCO New York Municipal Income Fund II

May 31, 2013 (continued)

(k)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at May 31, 2013:

Location	Interest Rate Contracts
Asset derivatives:
Unrealized appreciation of OTC swaps	$89,478

The effect of derivatives on the Statement of Operations for the year ended May 31, 2013:

Location	Interest Rate Contracts
Net realized loss on:
Futures contracts	$(74,416)
Swaps	(89,486)

Total net realized loss	$(163,902)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$40,648
Swaps	89,478

Total net change in unrealized appreciation/depreciation	$130,126

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended May 31, 2013:

Futures Contracts Short(1)	Interest Rate Swap Agreements(2)
(4)	$7,200

(1)	Number of contracts
(2)	Notional Amount (in thousands)

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
FGIC	-	insured by Financial Guaranty Insurance Co.
FHA	-	insured by Federal Housing Administration
LIBOR	-	London Inter-Bank Offered Rate
NPFGC	-	insured by National Public Finance Guarantee Corp.
OTC	-	Over-the-Counter
Radian	-	insured by Radian Guaranty, Inc.

28	Annual Report |	May 31, 2013 |	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

PIMCO Municipal Income Funds II

May 31, 2013

	Municipal II	California Municipal II	New York Municipal II

Assets:
Investments, at value (cost-$1,011,015,016, $418,522,993 and $192,955,006, respectively)	$1,114,487,044	$479,856,039	$209,677,285
Cash	482,006	544,377	541,722
Receivable for investments sold	61,191,542	17,435,740	6,787,070
Interest receivable	18,573,668	6,921,871	3,051,130
Unrealized appreciation of OTC swaps	334,300	119,661	89,478
Prepaid expenses and other assets	50,691	45,800	22,437
Total Assets	1,195,119,251	504,923,488	220,169,122

Liabilities:
Payable for Floating Rate Notes issued	44,317,277	38,098,801	8,186,394
Payable for investments purchased	37,043,552	18,997,029	8,004,908
Payable for swaps purchased	230,690	97,230	62,040
Dividends payable to common and preferred shareholders	3,964,524	1,978,978	725,323
Investment management fees payable	619,414	249,008	113,642
Swap premiums received	103,610	22,470	27,446
Interest payable	88,847	63,496	14,760
Accrued expenses and other liabilities	383,784	235,541	349,451
Total Liabilities	86,751,698	59,742,553	17,483,964
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 14,680, 6,520 and 3,160 shares issued and outstanding, respectively)	367,000,000	163,000,000	79,000,000
Net Assets Applicable to Common Shareholders	$741,367,553	$282,180,935	$123,685,158

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$609	$316	$109
Paid-in-capital in excess of par	810,503,939	411,555,250	147,871,647
Undistributed (dividends in excess of) net investment income	22,643,835	(2,098,678)	1,873,593
Accumulated net realized loss	(195,580,458)	(188,730,715)	(42,861,946)
Net unrealized appreciation	103,799,628	61,454,762	16,801,755
Net Assets Applicable to Common Shareholders	$741,367,553	$282,180,935	$123,685,158
Common Shares Issued and Outstanding	60,896,627	31,610,327	10,927,322
Net Asset Value Per Common Share	$12.17	$8.93	$11.32

See accompanying Notes to Financial Statements |	May 31, 2013 |	Annual Report	29

Statements of Operations

PIMCO Municipal Income Funds II

Year ended May 31, 2013

	Municipal II	California Municipal II	New York Municipal II

Investment Income:
Interest	$59,149,149	$25,520,084	$10,406,726

Expenses:
Investment management	7,250,067	2,904,736	1,338,320
Auction agent and commissions	582,297	275,949	131,823
Interest	390,570	316,631	110,695
Custodian and accounting agent	135,990	97,828	65,920
Shareholder communications	94,261	39,926	23,277
Trustees	84,057	32,434	14,709
New York Stock Exchange listing	50,171	26,007	21,976
Audit and tax services	46,274	61,351	42,546
Legal	35,613	14,997	11,603
Transfer agent	34,396	34,397	32,433
Insurance	24,838	12,323	7,969
Miscellaneous	15,905	13,644	11,991
Total Expenses	8,744,439	3,830,223	1,813,262
Less: investment management fees waived	(44,626)	(17,814)	(8,296)
custody credits earned on cash balances	(3,948)	(2,157)	(3,219)
Net Expenses	8,695,865	3,810,252	1,801,747

Net Investment Income	50,453,284	21,709,832	8,604,979

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,812,483	3,227,999	456,665
Futures contracts	(372,078)	–	(74,416)
Swaps	(334,300)	(119,700)	(89,486)
Net change in unrealized appreciation/depreciation of:
Investments	9,181,525	7,580,345	(743,057)
Futures contracts	203,238	–	40,648
Swaps	334,300	119,661	89,478
Net realized and change in unrealized gain (loss)	13,825,168	10,808,305	(320,168)
Net Increase in Net Assets Resulting from Investment Operations	64,278,452	32,518,137	8,284,811
Dividends on Preferred Shares from Net Investment Income	(901,014)	(402,646)	(194,449)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$63,377,438	$32,115,491	$8,090,362

30	Annual Report |	May 31, 2013 |	See accompanying Notes to Financial Statements

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Annual Report |	May 31, 2013	31

Statements of Changes in Net Assets

Applicable to Common Shareholders

PIMCO Municipal Income Funds II

	Municipal II
	Year ended May 31, 2013	Year ended May 31, 2012
Investment Operations:
Net investment income	$50,453,284	$53,422,247
Net realized gain (loss)	4,106,105	(14,470,319)
Net change in unrealized appreciation/depreciation	9,719,063	117,235,329
Net increase in net assets resulting from investment operations	64,278,452	156,187,257
Dividends on Preferred Shares from Net Investment Income	(901,014)	(844,983)
Net increase in net assets applicable to common shareholders resulting from investment operations	63,377,438	155,342,274

Dividends to Common Shareholders from:
Net investment income	(47,407,514)	(47,201,725)
Return of capital	–	–
Total dividends and distributions to common shareholders	(47,407,514)	(47,201,725)

Common Share Transactions:
Reinvestment of dividends	3,236,891	3,220,671
Total increase in net assets applicable to common shareholders	19,206,815	111,361,220

Net Assets Applicable to Common Shareholders:
Beginning of year	722,160,738	610,799,518
End of year*	$741,367,553	$722,160,738
*Including undistributed (dividends in excess of) net investment income of:	$22,643,835	$20,835,879

Common Shares Issued in Reinvestment of Dividends	257,784	295,661

32	Annual Report |	May 31, 2013 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

Applicable to Common Shareholders (continued)

PIMCO Municipal Income Funds

California Municipal II		New York Municipal II
Year ended May 31, 2013	Year ended May 31, 2012	Year ended May 31, 2013	Year ended May 31, 2012

$21,709,832	$22,432,123	$8,604,979	$9,095,315
3,108,299	(6,106,658)	292,763	(3,777,108)
7,700,006	47,433,034	(612,931)	17,268,915
32,518,137	63,758,499	8,284,811	22,587,122
(402,646)	(383,285)	(194,449)	(181,888)
32,115,491	63,375,214	8,090,362	22,405,234

(21,313,126)	(22,056,823)	(8,669,854)	(8,629,270)
(2,354,016)	(1,522,981)	–	–
(23,667,142)	(23,579,804)	(8,669,854)	(8,629,270)

1,162,949	1,288,406	597,357	635,052
9,611,298	41,083,816	17,865	14,411,016

272,569,637	231,485,821	123,667,293	109,256,277
$282,180,935	$272,569,637	$123,685,158	$123,667,293
$(2,098,678)	$(1,973,038)	$1,873,593	$2,232,908

113,525	142,977	47,813	58,575

See accompanying Notes to Financial Statements |	May 31, 2013 |	Annual Report	33

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund II (‘‘Municipal II’’), PIMCO California Municipal Income Fund II (‘‘California Municipal II’’) and PIMCO New York Municipal Income Fund II (‘‘New York Municipal II’’), (each a “Fund” and collectively referred to as the ‘‘Funds’’ or ‘‘PIMCO Municipal Income Funds II’’), were organized as Massachusetts business trusts on March 29, 2002. Prior to commencing operations on June 28, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are both indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Under normal market conditions, Municipal II invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from U.S. federal income taxes. Under normal market conditions, California Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. There can be no assurance that the Funds will meet their stated objectives. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, as amended in January 2013 by the issued ASU No. 2013-01, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

34	May 31, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

1. Organization and Significant Accounting Policies (continued)

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

Annual Report |	May 31, 2013	35

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

1. Organization and Significant Accounting Policies (continued)

■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds & Notes and Variable Rate Notes – Municipal bonds & notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that

these inputs are observable, the values of municipal bonds & notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – Over-the-counter (“OTC”) interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

36	May 31, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

1. Organization and Significant Accounting Policies (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Funds’ management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Funds’ financial statements at May 31, 2013. The federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Inverse Floating Rate Transactions – Residual Interest Municipal Bonds (“RIBs”)/ Residual Interest Tax Exempt Bonds (“RITEs”)

The Funds invest in RIBs and RITEs (“Inverse Floaters”), whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time, purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for Floating Rate Notes issued”

Annual Report |	May 31, 2013	37

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

1. Organization and Significant Accounting Policies (continued)

in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a Trust, which are not accounted for as secured borrowings. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(g) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(h) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally

38	May 31, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

1. Organization and Significant Accounting Policies (continued)

may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(i) Repurchase Agreements.

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) When-Issued/Delayed-Delivery Transactions.

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for the predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(k) Interest Expense

Interest expense primarily relates to the Funds’ participation in Floating Rate Notes held by third parties in conjunction with Inverse Floater transactions.

(l) Custody Credits on Cash Balances

The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of

Annual Report |	May 31, 2013	39

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

2. Principal Risks (continued)

changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk)

which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any

40	May 31, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

2. Principal Risks (continued)

appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an

Annual Report |	May 31, 2013	41

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

3. Financial Derivative Instruments (continued)

imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself

42	May 31, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

3. Financial Derivative Instruments (continued)

against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding. For the period July 1, 2011 through June 30, 2012, the Investment Manager voluntarily agreed to waive a portion of its fee for each Fund at the annual rate of 0.05% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding. For the year ended May 31, 2013, each Fund paid investment management fees at an effective rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the year ended May 31, 2013, purchases and sales of investments, other than short-term securities were:

	Municipal II	California Municipal II	New York Municipal II
Purchases	$183,996,310	$63,006,662	$53,803,166
Sales	201,363,349	74,943,662	56,678,342

6. Income Tax Information

The tax character of dividends paid was:

	Year ended May 31, 2013			Year ended May 31, 2012
	Ordinary Income	Tax Exempt Income	Return of Capital	Ordinary Income	Tax Exempt Income	Return of Capital
Municipal II	$458,232	$47,850,296	$—	$465,597	$47,581,111	$—
California Municipal II	583,738	21,132,034	2,354,016	705,738	21,734,370	1,522,981
New York Municipal II	76,412	8,787,891	—	51,714	8,759,444	—

Annual Report |	May 31, 2013	43

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

6. Income Tax Information (continued)

At May 31, 2013, the components of distributable earnings were:

	Tax Exempt Income	Capital loss Caryforwards(1)	Post-October Capital loss(2)
			Short-Term	Long-Term
Municipal II	$22,978,135	$196,721,637	$—	$—
California Municipal II	—	188,566,070	—	—
New York Municipal II	1,963,079	42,820,315	20,433	—

(1)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(2)	Capital losses realized during the period November 1, 2012 through May 31, 2013 which the Funds elected to defer to the following taxable year pursuant to income regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At May 31, 2013, capital loss carryforward amounts were:

	Year of Expiration					No Expiration(3)
	2014	2015	2016	2017	2018	Short-Term	Long-Term
Municipal II	4,473,237	7,912,932	—	7,955,461	164,801,603	11,578,404	—
California Municipal II	—	5,531,398	4,849,597	18,401,113	157,995,404	1,788,558	—
New York Municipal II	—	51,848	1,171,157	2,961,908	34,379,048	4,256,354	—

For the year ended May 31, 2013, the Funds had post-enactment capital loss carryforwards which were utilized as follows:

	Utilized
	Short-Term	Long-Term
Municipal II	$4,815,293	$—
California Municipal II	3,513,335	—
New York Municipal II	20,917	804,790

For the year ended May 31, 2013, the Funds had capital loss carryforwards which were expired as follows:

Expired
Municipal II	49,108,685
California Municipal II	16,328,922
New York Municipal II	5,755,677

(3)	Carryforward amounts are subject to the provisions of the Regulated Investment Company Modernization Act of 2010.

44	May 31, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

6. Income Tax Information (continued)

For the year ended May 31, 2013, permanent “book-tax” adjustments were:

	Undistributed Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital in Excess of Par
Municipal II(a)(b)(c)	$(336,800)	$49,445,485	$(49,108,685)
California Municipal II(b)(c)	(119,700)	16,448,622	(16,328,922)
New York Municipal II(a)(b)(c)	(99,991)	5,855,668	(5,755,677)

These permanent “book-tax” differences were primarily attributable to:

(a) Differing treatment of Inverse Floaters

(b) Expiring Capital Loss Carryforwards

(c) Swap reclass

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At May 31, 2013, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Municipal II	$965,272,220	$108,069,710	$3,435,568	$104,634,142
California Municipal II	380,523,683	62,022,758	909,776	61,112,982
New York Municipal II	184,498,703	18,720,329	2,006,705	16,713,624

Differences between book and tax cost basis were attributable to Inverse Floaters transactions and wash sale loss deferrals.

7. Auction-Rate Preferred Shares

Municipal II has 2,936 shares of Preferred Shares Series A, 2,936 shares of Preferred Shares Series B, 2,936 shares of Preferred Shares Series C, 2,936 shares of Preferred Shares Series D and 2,936 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal II has 1,304 shares of Preferred Shares Series A, 1,304 shares of Preferred Shares Series B, 1,304 shares of Preferred Shares Series C, 1,304 shares of Preferred Shares Series D and 1,304 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal II has 1,580 shares of Preferred Shares Series A and 1,580 shares of Preferred Shares Series B outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

Annual Report |	May 31, 2013	45

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

7. Auction-Rate Preferred Shares (continued)

For the year ended May 31, 2013, the annualized dividend rates ranged from:

	High	Low	At May 31, 2013
Municipal II:
Series A	0.377%	0.131%	0.246%
Series B	0.377%	0.131%	0.246%
Series C	0.377%	0.131%	0.246%
Series D	0.377%	0.131%	0.246%
Series E	0.377%	0.144%	0.246%

California Municipal II:
Series A	0.377%	0.131%	0.246%
Series B	0.377%	0.131%	0.246%
Series C	0.377%	0.131%	0.246%
Series D	0.377%	0.131%	0.246%
Series E	0.377%	0.144%	0.246%

New York Municipal II:
Series A	0.377%	0.131%	0.246%
Series B	0.377%	0.144%	0.246%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and the ARPS holders have continued to receive dividends at the defined “maximum rate” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P Municipal Bond 7-day High Grade Rate Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

46	May 31, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds II

May 31, 2013

7. Auction-Rate Preferred Shares (continued)

In the Fall of 2012, S&P Evaluation Services announced that it would discontinue providing the S&P Weekly High Grade Municipal Bond Index (formerly, the Kenny S&P 30-Day High Grade Municipal Bond Index) (the “Prior Index”) effective January 1, 2013. The Funds’ Board approved the use of the S&P Municipal Bond 7-Day High Grade Rate Index in replacement of the Prior Index to calculate ARPS dividend rates on and after January 1, 2013, as well as corresponding amendments to the Funds’ bylaws.

8. Transfer Agent Change

Effective September 17, 2012 (the “Effective Date”), American Stock Transfer & Trust Company, LLC (“AST”) assumed responsibility as the Funds’ transfer agent. The amended Dividend Reinvestment Plan (the “Plan”) and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

9. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On June 3, 2013, the following dividends were declared to common shareholders payable July 1, 2013 to shareholders of record on June 13, 2013.

Municipal II	$0.065 per common share
California Municipal II	$0.0625 per common share
New York Municipal II	$0.06625 per common share

On July 1, 2013, the following dividends were declared to common shareholders payable August 1, 2013 to shareholders of record on July 11, 2013.

Municipal II	$0.065 per common share
California Municipal II	$0.0625 per common share
New York Municipal II	$0.06625 per common share

There were no other subsequent events that require recognition or disclosure.

Annual Report |	May 31, 2013	47

Financial Highlights

PIMCO Municipal Income Fund II

For a common share outstanding throughout each year:

	Year ended May 31,
	2013		2012		2011	2010		2009
Net asset value, beginning of year	$11.91		$10.12		$10.77	$8.97		$13.86

Investment Operations:
Net investment income	0.82		0.88		0.91	0.88		1.02
Net realized and change in unrealized gain (loss)	0.23		1.70		(0.75)	1.73		(4.94)
Total from investment operations	1.05		2.58		0.16	2.61		(3.92)

Dividends on Preferred Shares from Net Investment Income	(0.01)		(0.01)		(0.03)	(0.03)		(0.19)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.04		2.57		0.13	2.58		(4.11)

Dividends to Common Shareholders from Net Investment Income	(0.78)		(0.78)		(0.78)	(0.78)		(0.78)
Net asset value, end of year	$12.17		$11.91		$10.12	$10.77		$8.97
Market price, end of year	$12.19		$12.54		$10.45	$11.12		$9.56
Total Investment Return (1)	3.41%		28.70%		1.30%	25.49%		(26.46)%
Ratios/Supplemental Data:
Net assets, applicable to common shareholders, end of year (000s)	$741,368		$722,161		$610,800	$645,589		$534,046
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.16	%(5)	1.19	%(5)	1.37%	1.38	%(5)	1.73	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.11	%(5)	1.11	%(5)	1.24%	1.24	%(5)	1.35	%(5)
Ratio of net investment income to average net assets (2)	6.74	%(5)	8.04	%(5)	8.80%	8.77	%(5)	10.23	%(5)
Preferred shares asset coverage per share	$75,501		$74,192		$66,606	$68,974		$61,376
Portfolio turnover rate	16%		26%		21%	6%		42%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(l) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.006%, 0.07%, 0.004% and 0.10% for the years ended May 31, 2013, May 31, 2012, May 31, 2010 and May 31, 2009, respectively.

48	Annual Report |	May 31, 2013 |	See accompanying Notes to Financial Statements

Financial Highlights

PIMCO California Municipal Income Fund II

For a common share outstanding throughout each year:

	Year ended May 31,
	2013		2012		2011	2010		2009
Net asset value, beginning of year	$8.65		$7.38		$8.11	$7.48		$13.34

Investment Operations:
Net investment income	0.69		0.71		0.74	0.76		0.85
Net realized and change in unrealized gain (loss)	0.35		1.32		(0.70)	0.67		(5.69)
Total from investment operations	1.04		2.03		0.04	1.43		(4.84)

Dividends on Preferred Shares from Net Investment Income	(0.01)		(0.01)		(0.02)	(0.03)		(0.18)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.03		2.02		0.02	1.40		(5.02)

Dividends and Distributions to Common Shareholders from:
Net investment income	(0.68)		(0.70)		(0.75)	(0.77)		(0.80)
Return of capital	(0.07)		(0.05)		—	—		(0.04)
Total dividends and distributions to shareholders	(0.75)		(0.75)		(0.75)	(0.77)		(0.84)
Net asset value, end of year	$8.93		$8.65		$7.38	$8.11		$7.48
Market price, end of year	$10.51		$10.15		$9.21	$9.33		$8.78
Total Investment Return (1)	11.41%		19.59%		7.53%	16.44%		(32.26)%
Ratios/Supplemental Data:
Net assets, applicable to common shareholders, end of year (000s)	$282,181		$272,570		$231,486	$252,816		$231,415
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.34	%(5)	1.44	%(5)	1.55%	1.56	%(5)	3.15	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.23	%(5)	1.24	%(5)	1.37%	1.33	%(5)	1.43	%(5)
Ratio of net investment income to average net assets (2)	7.65	%(5)	8.99	%(5)	9.73%	9.78	%(5)	9.31	%(5)
Preferred shares asset coverage per share	$68,279		$66,804		$60,503	$63,773		$60,490
Portfolio turnover rate	13%		25%		15%	9%		62%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(l) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.006%, 0.08%, 0.004% and 0.10% for the years ended May 31, 2013, May 31, 2012, May 31, 2010 and May 31, 2009, respectively.

See accompanying Notes to Financial Statements |	May 31, 2013 |	Annual Report	49

Financial Highlights

PIMCO New York Municipal Income Fund II

For a common share outstanding throughout each year:

	Year ended May 31,
	2013		2012		2011	2010		2009
Net asset value, beginning of year	$11.37		$10.10		$10.90	$9.56		$13.67

Investment Operations:
Net investment income	0.79		0.85		0.88	0.98		1.00
Net realized and change in unrealized gain (loss)	(0.02)		1.24		(0.85)	1.19		(4.13)
Total from investment operations	0.77		2.09		0.03	2.17		(3.13)

Dividends on Preferred Shares from Net Investment Income	(0.02)		(0.02)		(0.03)	(0.03)		(0.19)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.75		2.07		0.00	2.14		(3.32)

Dividends to Common Shareholders from Net Investment Income	(0.80)		(0.80)		(0.80)	(0.80)		(0.79)
Net asset value, end of year	$11.32		$11.37		$10.10	$10.90		$9.56
Market price, end of year	$12.01		$12.29		$10.92	$11.42		$10.26
Total Investment Return (1)	4.14%		20.97%		3.03%	19.92%		(22.95)%
Ratios/Supplemental Data:
Net assets, applicable to common shareholders, end of year (000s)	$123,685		$123,667		$109,256	$117,161		$102,126
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.42	%(5)	1.45	%(5)	1.55%	1.53	%(5)	1.88	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.33	%(5)	1.36	%(5)	1.44%	1.43	%(5)	1.51	%(5)
Ratio of net investment income to average net assets (2)	6.78	%(5)	7.86	%(5)	8.46%	9.51	%(5)	9.63	%(5)
Preferred shares asset coverage per share	$64,140		$64,135		$59,574	$62,073		$57,316
Portfolio turnover rate	25%		18%		7%	5%		33%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(l) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.006%, 0.08%, 0.004% and 0.10% for the years ended May 31, 2013, May 31, 2012, May 31, 2010 and May 31, 2009, respectively.

50	Annual Report |	May 31, 2013 |	See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

PIMCO Municipal Income Funds II

To the Shareholders and Board of Trustees of

PIMCO Municipal Income Fund II,

PIMCO California Municipal Income Fund II and

PIMCO New York Municipal Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (collectively hereafter referred to as the “Funds”) at May 31, 2013, the results of each their operations, the changes in each of their net assets and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

July 22, 2013

Annual Report |	May 31, 2013	51

Tax Information (unaudited)

PIMCO Municipal Income Funds II

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

For the year ended May 31, 2013, the Funds designate the following percentages of the ordinary income dividends (or such greater percentages that constitute the maximum amount allowable pursuant to code sections 103(a) and 852(b)(5)), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax.

Municipal Income II	99.05%
California Municipal Income II	97.31%
New York Municipal Income II	99.14%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2013. The amount that will be reported will be the amount to use on the shareholder’s 2013 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended May 31, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2014, on allocation of interest income by state will be provided which maybe of value in reducing a shareholder’s state and local tax liability, if any.

52	May 31, 2013 |	Annual Report

Annual Shareholder Meeting Results (unaudited)

PIMCO Municipal Income Funds II

The Funds held their meeting of shareholders on December 19, 2012. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Municipal II
Re-election of Hans W. Kertess* — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	11,573	319
Re-election of William B Ogden, IV — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	49,841,880	1,585,479
Re-election of Alan Rappaport — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	49,824,376	1,602,983

California Municipal II
Re-election of Hans W. Kertess* — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	4,032	258
Re-election of William B Ogden, IV — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	26,660,612	980,529
Re-election of Alan Rappaport — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	26,683,617	957,524

	Affirmative	Withheld Authority
New York Municipal II
Re-election of Hans W. Kertess* — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	2,453	49
Re-election of William B Ogden, IV — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	8,919,625	348,007
Re-election of Alan Rappaport — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	8,919,625	348,007

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson* and John C. Maney†, continued to serve as Trustees of the Funds.

*	Preferred Shares Trustee
†	Interested Trustee

Annual Report |	May 31, 2013	53

Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

PIMCO Municipal Income Funds II

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to

54	May 31, 2013 |	Annual Report

Privacy Policy/Proxy Voting Policies & Procedures (unaudited) (continued)

PIMCO Municipal Income Funds II

restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Annual Report |	May 31, 2013	55

Dividend Reinvestment Plan (unaudited)

PIMCO Municipal Income Funds II

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan

Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

56	May 31, 2013 |	Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

PIMCO Municipal Income Funds II

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

Annual Report |	May 31, 2013	57

Board of Trustees (unaudited)

PIMCO Municipal Income Funds II

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Trustees since: 2008

Trustee since: 2002

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Trustee since: 2011

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2013-2014 fiscal year.

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2010

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2014-2015 fiscal year.

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Year of Birth:1945

Trustee since: 2009

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2013-2014 fiscal year.

Trustee/Director of 64 funds in Fund Complex
Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV

Year of Birth: 1945

Trustee since: 2006

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 64 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

58	May 31, 2013 |	Annual Report

Board of Trustees (unaudited) (continued)

PIMCO Municipal Income Funds II

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

Alan Rappaport

Year of Birth: 1953

Trustee since: 2010

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor New York University Stern School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Year of Birth: 1959

Trustee since: 2006

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2014-2015 fiscal year.

Trustee/Director of 83 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Member of Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

Annual Report |	May 31, 2013	59

Fund Officers (unaudited)

PIMCO Municipal Income Funds II

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2002	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 55 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).
Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2002	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).
Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.
Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.
Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.
Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex.
Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: June, 2013

Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

60	May 31, 2013 |	Annual Report

Board of Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Brian S. Shlissel

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©2013 Allianz Global Investors Distributors U.S. LLC	AZ611AR_053113

AGI-2013-05-31-6987

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2 (a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,868 in 2012 and $40,197 in 2013.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $7,324 in 2012 and $8,333 in 2013. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,800 in 2012 and $10,800 in 2013 These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO California Municipal Income Fund II (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 reporting Period was $7,174,811 and the 2013 Reporting Period was $6,336,850.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden IV and Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

ITEM 7.DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND II

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II

PIMCO NEW YORK MUNICIPAL INCOME FUND II

(each a “Trust”)

PROXY VOTING POLICY

1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.

Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Pacific Investment Management Company LLC (“PIMCO”)

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of August 2, 2013, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund II (PML), PIMCO California Municipal Income Fund II (PCK) and PIMCO New York Municipal Income Fund II (PNI) (each a “Fund” and collectively, the “Funds”):

Joe Deane

Mr. Deane has been the portfolio manager for the Funds since July 21, 2011. Mr. Deane, an Executive Vice President at Pacific Investment Management Company LLC (“PIMCO”), joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he was Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005. He has 42 years of investment experience and holds a bachelor’s degree from Iona College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of May 31, 2013, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Joe Deane	PML	22	5,909.87	0	0	11	1,205.07
	PCK	22	6,573.76	0	0	11	1,205.07

	PNI	22	6,816.51	0	0	11	1,205.07

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of May 31, 2013, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•

Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of May 31, 2013.

PIMCO Municipal Income Fund II PIMCO California Municipal Income Fund II PIMCO New York Municipal Income Fund II
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Joe Deane	None

ITEM 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c)), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO California Municipal Income Fund II

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: August 2, 2013

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: August 2, 2013

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 2, 2013